As filed with the Securities and Exchange Commission on April 30, 1996

                                                      Registration No. 2-78066

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




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                                  EXHIBITS

                                     to

                                  FORM N-1A
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 24

                                    AND/OR

                         REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 27


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     American Federation of Labor and Congress of Industrial Organizations
                          Housing Investment Trust
                (Exact Name of Registrant as Specified in Charter)

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
                             INDEX TO EXHIBITS

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        (1)     Copies of the charter as now in effect;

                     Declaration of Trust as amended through April 25, 1994: incorporated by reference to Part C, Item 24(b)(1) [Exhibit 1] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 20) and the Investment Company Act of 1940 (Amendment No. 23), Registration No. 2-78066, as filed with the SEC on June 6, 1994.

        (2) Copies of the existing by-laws or instruments corresponding thereto;

                     Rules and Regulations as amended through March 15, 1990:
                      incorporated by reference to Part C, Item 24(b)(2)
                     [Exhibit(2)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933(Post-Effective Amendment No. 13)and the Investment Company Act of 1940 (Amendment No. 16), Registration No. 2-78066, as filed with the SEC on April 30, 1990.

        (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

                    (Not applicable)

        (4) Specimens or copies of each security issued by the Trust, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

                     (Not applicable)

        (5) Copies of all investment advisory contracts relating to the management of the assets of the Trust;

                     Investment Advisory Agreement dated May 21, 1992 with Wellington Management Company: incorporated by reference to Part C, Item 24(b)(5), [Exhibit (5)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective amendment No. 17) and the Investment Company Act of 1940 (Amendment No. 20), Registration No. 2-78066, as filed with the SEC on June 24, 1992.
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        (6)     Copies of each underwriting or distribution contract between the Trust and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                     (Not applicable)

        (7) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Trust in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

                     (a) Summary of AFL-CIO Staff Retirement Plan dated July 1985 and amendments thereto in effect as of January 30, 1989: incorporated by reference to Part C, Item 24(b)(7)(b) [Exhibit 7(b)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 14) and the Investment Company Act of 1940 (Amendment No. 17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

                     (b) AFL-CIO Deferred Compensation Plan and Trust, as restated and amended through August 1, 1988: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                     14) and the Investment Company Act of 1940 (Amendment No.
                     17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

                     (c) AFL-CIO Housing Investment Trust 401(k)
Retirement
                     Plan, efffective as of October 1, 1996: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No.
                     28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.

        (8) Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act, with respect to securities and similar investments of the Trust, including the schedule of remuneration;

                     Custody Agreement with American Security Bank dated October 18, 1983, as amended through December 21, 1988: incorporated by reference to Part C, Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 12) and the Investment Company Act of 1940 (Amendment No. 15), Registration No. 2-78066, as filed with the SEC on April 28, 1989.

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                     Custodian Agreement with Security Trust Company, N.A.
                     dated May 21, 1991:  incorporated by reference to Part C,
                     Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post Effective Amendment No. 16) and the Investment Company Act of 1940 (Amendment No. 19), Registration
                     No. 2-78066, as filed with the SEC on April 22, 1992.

        (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                 (Not applicable)

        (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid, and non-assessable;

                     Opinion letter and written consent of Swidler & Berlin, Chartered, dated April 29, 1997, is included as Exhibit
                     (10) to this Registration Statement incorporated by reference to Part C, Item 24(b)(10)[Exhibit (10)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No.
                     28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.

        (11) Copies of any other opinions, appraisals, or rulings, and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

                      Consent of KPMG Peat Marwick, L.L.P. dated April 30, 1997 is included as Exhibit (11) to this Registration
                      Statement: incorporated by reference to Part C, Item 24(b)(11)[Exhibit (11)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No. 28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.

        (12)    All financial statements omitted from Item 23 of Part B;

                     (Not applicable)
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        (13)    Copies of any agreements or understandings made in
                consideration for providing the initial capital between or among the Trust, the underwriter, adviser, promoter, or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                     (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)


        (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which the Trust offers its securities, any instructions thereto, and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                     (Not applicable)

        (15) Copies of any plan entered into by the Trust pursuant to Rule 12b-1 under the Investment Company Act, which describes all material aspects of the financing of distribution of the Trust's shares, and any agreements with any person relating to implementation of such plan;

                     Plan for Distribution as amended through December 14, 1995: incorporated by reference to Part C, Item 24(b)(15) included as Exhibit (15) of this Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 24) and the Investment Company Act of 1940 (Amendment No. 27), Registration No. 2-78066, as filed with the SEC on April 29, 1996.

        (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited);

                     (Not applicable)

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        (17)    Financial Data Schedule: incorporated by reference to Part C,
                Item 24(b)(17) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No. 28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.

        (18)    Other Exhibits:

                     (a)  Powers of Attorney for Trustees Moore
                     and Sweeney: incorporated by reference to Part
                     C, Item 24(b)(17)(b) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 12) and the Investment Company Act of 1940 (Amendment No. 15), Registration No. 2-78066, as filed with the SEC on April 28, 1989.

                     (b)  Power of Attorney for Trustee Georgine:
                     incorporated by reference to Part C, Item 24(b)(17)(b) [Exhibit (17)]
                     of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                     13) and the Investment Company Act of 1940 (Amendment No.
                     16), Registration No. 2-78066, as filed with the SEC on April 30, 1990.

                     (c) Power of Attorney for Trustee LaVere: incorporated by reference to Part C, Item 24(b)(17)(a) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                     14) and the Investment Company Act of 1940 (Amendment No.
                     17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

                     (d)  Power of Attorney for Trustee
                     Fleischer:  incorporated by reference to Part C,
                     Item 24(b)(17)(d) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 16) and the Investment Company Act of 1940 (Amendment No. 19), Registration Statement No. 2-78066, as filed with the SEC on April 22, 1992.

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                     (e)  Powers of Attorney for Trustees Joyce and Coia:
                     incorporated by reference to Part C, item
                     24(b)(17)(d) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 18) and the Investment Company Act of 1940 (Amendment No. 21), Registration Statement No. 2-78066, as filed with the SEC on April 30, 1993.

                     (f)  Power of Attorney for Trustee Monroe:
                     incorporated by reference to Part C,
                     item 24(b)(17)(d) [Exhibit (17)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 23) and the Investment Company Act of 1940 (Amendment No. 26), Registration No. 2-78066, as filed with the SEC on June 6, 1995.

                     (g) Power of Attorney for Trustee Duvernay: incorporated by reference to Part C, item 24(b)(18)(d) [Exhibit 18] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 24) and the Investment Company Act of 1940 (Amendment No.
                     27), Registration No. 2-78066, as filed with the SEC on April 29, 1996.

                     (h) Powers of Attorney for Trustees Chavez-Thompson, Kardy, Latimer, Stanley, Fleischer, Hanley, Miller, Hurt, Spear and Wiegert: included as item 24(b)(18)(d) [Exhibit 18] to this Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No.
                     28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.